Exhibit 10.14

AMENDMENT NO. ONE TO CREDIT AND GUARANTY AGREEMENT
AND LIMITED WAIVER

THIS AMENDMENT NO. ONE TO CREDIT AND GUARANTY AGREEMENT AND LIMITED WAIVER (this “Amendment”) is made as of this 28th day of February, 2013, by and among PERNIX THERAPEUTICS HOLDINGS, INC., a Maryland corporation (“Borrower”), each of Borrower’s subsidiaries listed on the signature pages hereof, as guarantors (together with Borrower, the “Credit Parties”), MIDCAP FUNDING V, LLC, a Delaware limited liability company, as administrative agent (“Agent”), and the financial institutions that are parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.           Pursuant to that certain Credit and Guaranty Agreement dated as of December 31, 2012, by and among the Credit Parties, Agent and the Lenders (as amended hereby and as it may be further amended, modified and restated from time to time, the “Credit Agreement”), Agent and the Lenders agreed to make certain financial accommodations available to Borrower.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

B.           The Credit Parties have requested that Agent and the Lenders amend certain provisions in the Credit Agreement and waive certain obligations under the Credit Agreement.

C.           Agent and the Lenders have agreed to make such amendments and grant such waivers in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders and the Credit Parties hereby agree as follows:

1.           Recitals.   This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.           Limited Waivers.  At the request of and as an accommodation to the Credit Parties and subject to the terms and conditions set forth herein, Agent and the Lenders hereby waive: (a) the obligation under Section 4.12(a) of the Credit Agreement to close account number 100-167-9208 at Trustmark Bank (the “Trustmark Account”) within sixty (60) days after the Closing Date, which waiver shall be effective so long as the Trustmark Account is closed no later than April 10, 2013; (b) the obligation under Section 4.1(a) of the Credit Agreement to deliver the monthly financial statements for December 2012 within forty-five (45) days after the end of such month, which waiver shall be effective so long as such financial statements are delivered no later than March 18, 2013; (c) the obligation under Section 4.1(a) of the Credit Agreement to deliver the monthly financial statements for January 2013 within forty-five (45) days after the end of such month, which waiver shall be effective so long as such financial statements are delivered no later than April 15, 2013; (d) the obligation under Section 4.1(c) of the Credit Agreement to deliver a Compliance Certificate in connection with the delivery of monthly financial statements for December 2012 within forty-five (45) days after the end of such quarter, which waiver shall be effective so long as such Compliance Certificate is delivered no later than March 18, 2013; (e) the obligation under Section 4.1(c) of the Credit Agreement to deliver a management report for the fiscal period described in monthly financial statements for December 2012 within forty-five (45) days after the end of such quarter; and (f) the obligation under Section 4.1(n) of the Credit Agreement to deliver Borrowing Availability Certificates together with the delivery of monthly financial statements for December 2012 and January 2012. Further, Agent and the Lenders hereby acknowledge that (1) the information certificate provided at Closing satisfied the obligation under Section 4.1(k) of the Credit Agreement to deliver a certificate describing intellectual property and real property interests for the fiscal quarter ended December 31, 2012; (2) the materials provided to Agent in anticipation of Closing satisfied the obligation under Section  4.1(m) of the Credit Agreement to deliver annual operating plans, budgets and other documents prior to the conclusion of the fiscal year ended December 31, 2012; and (3) the Somaxon financial statements delivered pursuant to Section 5.8(a)(iv)(J)(2) of the Credit Agreement are satisfactory to Agent. The limited waivers set forth in this Section 2 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) waive any other obligation of the Credit Agreement or Event of Default that may exist as of the date hereof; or (iv) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.           Amendments to the Credit Agreement.

(a) Section 4.1  – Financial Statements and Other Reports.  Section 4.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)           together with each delivery of financial statements pursuant to Sections 4.1(a) (for the last month of each fiscal quarter only) and 4.1(b), (i) a Compliance Certificate and (ii) a management report (1) describing the operations and financial condition of Borrower and its Consolidated Subsidiaries for the fiscal period covered by such financial statements and the portion of the current Fiscal Year then elapsed (or for the Fiscal Year then ended in the case of year-end financials) and (2) discussing the reasons for any significant variations as between the fiscal period covered and the portion of the Fiscal Year then elapsed, and as between such periods and the same periods during the immediately preceding Fiscal Year, such information to be presented in reasonable detail and to be certified by a Responsible Officer to the effect that such information fairly presents in all material respects the results of operations and financial condition of Borrower and its Consolidated Subsidiaries as at the dates and for the periods indicated; provided that, notwithstanding the foregoing, there shall be no requirement for the delivery of a separate management report for the last quarter of each Fiscal Year (it being understood that a management report for each Fiscal Year shall be required to be delivered within ninety (90) days after the end of such Fiscal Year  and that timely delivery of Borrower’s quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission will be sufficient for purposes of satisfying the management report requirement);”

(b) Section 4.1  – Financial Statements and Other Reports.  Section 4.1(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(n)           [Intentionally Omitted];”

(c) Section 5.8  – Purchase of Assets, Investments and Acquisitions.  Section 5.8(a)(iv)(J) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(J)           the Somaxon Acquisition, so long as the following conditions are satisfied:  (1) Administrative Agent shall have received no later than April 1, 2013 (which may be after the closing of the Somaxon Acquisition) a Quality of Earnings Report with respect to Somaxon issued by a Person satisfactory to Administrative Agent and the analysis and results of which are satisfactory to Administrative Agent; (2) Administrative Agent shall have received internally prepared 2012 year-end financial statements with respect to Somaxon and the results reflected on such financial statements shall be satisfactory to Administrative Agent; (3) all consideration paid by the Credit Parties and their Subsidiaries with respect to the Somaxon Acquisition is in the form of Borrower’s common stock; (4) the Somaxon Acquisition is consummated substantially in accordance with the terms of the Somaxon Acquisition Agreement; (5) no Default or Event of Default exists at the time of the closing of the Somaxon Acquisition or will result therefrom; and (6) Borrower shall comply with Section 4.10 with respect to Somaxon promptly after closing the Somaxon Acquisition (it being understood that if all of the foregoing conditions are satisfied, the Somaxon Acquisition shall be considered a Permitted Acquisition for all purposes in this Agreement and the other Financing Documents); and”

4.           Confirmation of Representations and Warranties; Reaffirmation of Security Interest.  Each Credit Party hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct, in all material respects, with respect to such Credit Party as of the date hereof, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

5.           Enforceability.  This Amendment constitutes the legal, valid and binding obligation of each Credit Party, and is enforceable against each Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

6.           Costs and Fees. Borrower shall be responsible for the payment of all reasonable costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  If Agent uses in-house counsel for any of these purposes, Borrower further agrees that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent for the work performed.

7.           Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a) The Credit Parties and the Lenders shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Credit Party and each Lender;

(b)           all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects as of the Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof); and

(c)           Agent shall have received from Borrower payment of all of Agent’s expenses, including legal fees and expenses, that are owing as of the Effective Date and for which Borrower is required to reimburse Agent pursuant to the Credit Agreement.

8.           No Waiver or Novation.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.           Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.           Miscellaneous.

(a)           Reference to the Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  Except as specifically amended above, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties. To the extent that any provisions of the Credit Agreement or any other Financing Documents are inconsistent with any provisions of this Amendment, the provisions of this Amendment shall control.

(b)           Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification), Section 12.10 (Governing Law; Submission to Jurisdiction; Service of Process) and Section 12.11 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)           Headings.  Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)           Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

MIDCAP FUNDING V, LLC,
as Administrative Agent and as a Lender

By:	/s/ Luis Viera
Name: Luis Viera
Title: Managing Director

REGIONS BANK,
as a Lender

By:	/s/ Gregory M. Ratliff
Name: Gregory M. Ratliff
Title: Senior Vice President

BUSINESS DEVELOPMENT CORPORATION OF AMERICA,
as a Lender

By:	/s/ Robert K. Granewald
Name: Robert K. Granewald
Title: CIO

BDCA FUNDING I, LLC,
as a Lender

By:	Business Development Corporation of America, its sole member, as a Lender

By:	/s/ Robert K. Granewald
Name: Robert K. Granewald
Title: CIO

BORROWER:                                                                  PERNIX THERAPEUTICS HOLDINGS, INC.

By: _/s/ Cooper C. Collins______________

Name: Cooper C. Collins

Title: President and Chief Executive Officer

GUARANTORS:                                                                CYPRESS PHARMACEUTICALS, INC.

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer

HAWTHORN PHARMACEUTICALS, INC.

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer

GTA GP, INC.

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer

GTA LP, INC.

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer

PERNIX THERAPEUTICS, LLC

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer, Pernix Therapeutics Holdings, Inc., Sole Member and Sole Manager of Pernix Therapeutics, LLC

GAINE, INC.

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer

MACOVEN PHARMACEUTICALS, L.L.C.

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer, Pernix Therapeutics Holdings, Inc., Sole Member and Sole Manager of Macoven Pharmaceuticals L.L.C.

PERNIX MANUFACTURING, LLC

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer

RESPICOPEA, INC.

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer

PERNIX ACQUISITION CORP. I

By: _/s/ Cooper C. Collins______________
Name: Cooper C. Collins
Title: President and Chief Executive Officer